UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)
____________________

Delaware	1-07151	31-0595760
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.00 par value	CLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 18, 2020, The Clorox Company (the “Company”) held its virtual annual meeting of shareholders. The matters voted on and the results of the vote were as follows:

1.	The Company’s shareholders elected the following directors to each serve until the next Annual Meeting of Shareholders or until a successor is duly elected and qualified.

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Amy Banse	89,023,603	302,112	259,772	21,538,945
Richard H. Carmona	85,307,235	3,797,639	480,613	21,538,945
Benno Dorer	87,560,509	1,731,105	293,873	21,538,945
Spencer C. Fleischer	87,246,864	2,033,146	305,477	21,538,945
Esther Lee	88,980,377	325,623	279,487	21,538,945
A.D. David Mackay	88,823,687	451,353	310,447	21,538,945
Paul Parker	88,965,302	304,046	316,139	21,538,945
Linda Rendle	89,035,194	293,690	256,603	21,538,945
Matthew J. Shattock	88,708,143	354,382	522,962	21,538,945
Kathryn Tesija	88,904,660	421,303	259,524	21,538,945
Pamela Thomas-Graham	84,648,396	4,651,174	285,917	21,538,945
Russell Weiner	88,773,683	490,423	321,381	21,538,945
Christopher J. Williams	88,791,577	470,677	323,233	21,538,945

2.	The Company’s shareholders voted for (on an advisory basis) the approval of the compensation of the Company’s named executive officers.

Number of Votes
For	Against	Abstain	Broker Non-Votes
81,237,663	7,477,279	870,349	21,539,141

3.	The Company’s shareholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021.

Number of Votes
For	Against	Abstain	Broker Non-Votes
108,501,462	2,269,234	353,736	0

4.	The Company’s shareholders did not approve the proposed amendment to the Company’s Restated Certificate of Incorporation to eliminate the supermajority voting provision. Under the Company’s Restated Certificate of Incorporation, the affirmative vote of at least 80% of the outstanding voting stock is required to approve this proposal. The 88,055,147 votes in favor of this proposal represented 69.86% of the total outstanding shares of common stock.

Number of Votes
For	Against	Abstain	Broker Non-Votes
88,055,147	878,351	651,793	21,539,141

Item 8.01 Other Events.

On November 18, 2020, the shareholders of the Company elected Paul Parker to the Board of Directors of the Company. A press release announcing the election of Mr. Parker is filed as Exhibit 99.1 and is incorporated herein in its entirety.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated November 18, 2020 of The Clorox Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date:	November 18, 2020	By:	/s/ Laura Stein
Executive Vice President –
General Counsel and Corporate Affairs